UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2006

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective on June 15, 2006, Cyberonics, Inc. (the "Company") entered into employment agreements with five of its executive officers, including Michael A. Cheney, Vice President, Marketing, Shawn P. Lunney, Vice President, Market Development, W. Steven Jennings, Vice President, Sales, Richard L. Rudolph, Vice President, Clinical and Medical Affairs and Chief Medical Officer, and Pamela B. Westbrook, Vice President, Finance and Administration and Chief Financial Officer. The terms of these agreements are the same as the terms of their previous employment agreements, which expired on June 2, 2006 and which are on file with the Securities and Exchange Commission. Also effective on June 15, 2006, the Company entered into amendments of the current employment agreements with three of its executive officers, including George E. Parker, Vice President, Human Resources, Randal L. Simpson, Vice President, Operations, and David S. Wise, Vice President and General Counsel. All three employment agreements are on file with the Securities and Exchange Commission. The amendments provide for extension of their current employment agreements through June 1, 2009.

The five new employment agreements and the three amended employment agreements provide the same basic terms for each executive officer. In consideration of the executive officer’s agreement to devote his or her full business time, attention and energies to the business of the Company, the Company agrees to provide a base salary, an opportunity to participate in an annual incentive bonus, an annual overachievement bonus, and an annual incentive equity grant, each at the discretion of the Compensation Committee of the Company’s Board of Directors, and general benefits offered to other employees of the Company. Each of the agreements will terminate on June 1, 2009, unless sooner terminated by the Company or the executive officer. In the event of a termination by the Company without cause, the executive officer, at his or her option, is entitled to receive either (i) a lump sum payment equal to 1.5 times the sum of base salary plus the most recent annual bonus, or (ii) a lump sum equal to 1.5 times base salary and vesting of the number of options or restricted shares that would have become vested during the 12-month period following the date of termination.

Item 9.01 Financial Statements and Exhibits.

The form of Employment Agreement with the Company’s executive officers is attached as Exhibit 99.1

The form of First Amendment to Employment Agreement with the Company’s executive officers is attached as Exhibit 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

June 20, 2006	By:	David S. Wise

Name: David S. Wise
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	The form of Employment Agreement with the Company's executive officers.
99.2	The form of First Amendment to Employment Agreement with the Company's executive officer.